SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 25, 1995


                          GLENAYRE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            0-15761              98-0085742
(STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


4201 Congress Street, Suite 455, Charlotte, North Carolina           28209
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

Registrant's telephone number, including area code (704) 553-0038


                                 Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


    On April 25, 1995, the Registrant acquired 100% of the outstanding Common Stock of Western Multiplex Corporation, a California corporation ("MUX") pursuant to the terms of an Acquisition Agreement (the "Acquisition Agreement") dated as of January 3, 1995 among the Registrant, MUX Acquisition Corp., a wholly-owned subsidiary of the Registrant ("Glenayre Sub"), MUX and certain equity holders of MUX. Pursuant to the terms of the Acquisition Agreement, Glenayre Sub was merged with and into MUX, with MUX as the surviving corporation and continuing as a wholly-owned subsidiary of the Registrant. In connection with the merger, each share of MUX Common Stock outstanding at April 25, 1995 was converted into .0943848 of a share of the Registrant's Common Stock. Cash was paid in lieu of fractional shares. In addition, each issued and unexercised option to purchase MUX Common Stock (a "MUX Stock Option") was converted into an option to purchase that number of shares of the Registrant's Common Stock equal to the number of shares of MUX Common Stock covered by the MUX Stock Option multiplied by .0943848 and the exercise price was proportionately adjusted. A total of 526,767 shares of the Registrant's Common Stock was issued in the merger in exchange for MUX Common Stock, and a total of 223,203 shares of the Registrant's Common Stock was reserved for issuance upon the exercise of MUX Stock Options. The terms of the Acquisition Agreement, including the consideration to be paid, were negotiated on an arms-length basis by senior members of the managements of the Registrant and MUX. During the negotiations, the Registrant based its valuation of MUX on (i) its assessment of valuation parameters of companies in the same or related business as MUX; (ii) MUX's historical financial results and its prospects; and (iii) the potential effects that a transaction would have on the Registrant's financial results.


    MUX designs, manufactures and markets products for use in point-to-point microwave communications systems. These products include microwave radios, both in analog and digital transmission formats, and analog baseband products.
MUX's products are sold to communications service providers, including cellular, specialized mobile radio and inter-exchange common carriers; industrial companies, including utilities, railroads and petroleum producers; federal, state and local governmental entities; and users of wireless data communications. The Registrant currently intends to continue to use the plant, equipment and other physical property of MUX to design, manufacture and market the same or similar products.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    (a) Financial Statements of Businesses Acquired.

        (1) The consolidated financial statements of Western Multiplex Corporation for its fiscal year ended June 30, 1994, including the Consolidated Balance Sheet as of June 30, 1994, the Consolidated Statement of Income for the year ended June 30, 1994, the



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            Consolidated Statement of Cash Flows for the year ended June 30,
            1994, the notes to the June 30, 1994 Consolidated Financial Statements and the related report on such financial statements of Shilling & Kenyon, Inc., are incorporated by reference to the Registrant's Registration Statement on Form S-4, registration no. 33-88818. A copy of such financial statements, the related notes and the report of Shilling & Kenyon, Inc. is attached hereto as
            Exhibit 99.


        (2) Consolidated financial statements of Western Multiplex Corporation for the nine-months ended March 31, 1995 are not available at this time but will be filed by the Registrant as an amendment to this Form 8-K as soon as they are available but in any event no later than July 10, 1995.


    (b) Pro forma financial information.


        (1) Pro forma financial information for the Registrant with respect to the acquisition of Western Multiplex Corporation by the Registrant is not available at this time but will be filed by the Registrant as an amendment to this Form 8-K as soon as it is available but in any event no later than July 10, 1995.


    (c) Exhibits


    2 Acquisition Agreement dated as of January 3, 1995, incorporated by reference to Exhibits 2.1 and 2.2 to the Registrant's Registration Statement on Form S-4, registration number 33-88818.


    23    Consent of Shilling & Kenyon, Inc.


    99 Consolidated Financial Statements of Western Multiplex Corporation for the fiscal year ended June 30, 1994.


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                                   SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         GLENAYRE TECHNOLOGIES, INC.


                                     By /s/ Stanley Ciepcielinski
                                        Stanley Ciepcielinski
                                        Executive Vice President and
                                        Chief Financial Officer


Dated: May 9, 1995




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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                           Commission File Number
April 25, 1995                                                    0-15761


                          GLENAYRE TECHNOLOGIES, INC.

                                 EXHIBIT INDEX


Exhibit No    Exhibit Description

  2 Acquisition Agreement dated as of January 3, 1995, incorporated by reference to Exhibits 2.1 and 2.2 to the Registrant's Registration Statement on Form S-4, registration no. 33-88818.

 23 Consent of Shilling & Kenyon, Inc. (page 6 of the sequentially numbered pages).

 99 Consolidated financial statements of Western Multiplex Corporation for the fiscal year ended June 30, 1994 (page 7 of the sequentially numbered pages).


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